                                   VAN KAMPEN
                                 COMSTOCK FUND


                               Semi-Annual Report
                                 June 30, 1998

                            [ARTWORK APPEARS HERE]

                                  VAN KAMPEN
                                     FUNDS

                               TABLE OF CONTENTS

Letter to Shareholders......................................................   1

Performance Results.........................................................   3

Glossary of Terms...........................................................   4

Portfolio Management Review.................................................   5

Portfolio Highlights........................................................   8

Portfolio of Investments....................................................   9

Statement of Assets and Liabilities.........................................  14

Statement of Operations.....................................................  15

Statement of Changes in Net Assets..........................................  16

Financial Highlights........................................................  17

Notes to Financial Statements...............................................  20

COM SAR 8/98

                            Letter to Shareholders


July 16, 1998

                                            [PHOTO APPEARS HERE]
                                    Dennis J. McDonnell and Don G. Powell
Dear Shareholder,

     As you may know, Van Kampen American Capital is consolidating all of the retail mutual funds that we distribute under the single name of Van Kampen Funds. This move accompanies the change in our legal name to Van Kampen Funds Inc.

     You can be assured that the change in your fund's name will not affect its management or daily operations. You will begin seeing the application of this change with this report. In addition, as of August 31, your fund will be listed in the daily newspapers by share class under the heading "Van Kampen Funds." For your convenience, we have enclosed a separate brochure that covers additional details related to these changes.

Economic Review

     The U.S. economy continued to expand at a robust pace despite a deepening recession in a number of Asian nations. The nation's inflation-adjusted output of goods and services ran at 5.4 percent during the first quarter, an annualized rate considered by many economists to be virtually unsustainable without leading to inflation. As the reporting period ended, however, there were indications that the Asian financial crisis was finally having a moderating impact on the economy. Also, the Conference Board's index of leading indicators points toward a slowdown in economic growth later this year.

     Despite the generally solid pace of economic activity, inflation remained benign. Consumer prices rose by 1.7 percent during the 12 months through June, while producer prices actually declined during the same period. Falling commodity prices and the impact of the strong dollar helped to offset the inflationary implications of a tight labor market and strong consumer spending.

     While the Federal Reserve kept short-term interest rates steady at 5.5 percent during the reporting period, minutes from the central bank's May policy meeting indicated growing sentiment for tightening monetary policy if the drag from Asia does not slow the American economy on its own.

Market Review

     U.S. stocks continued to post gains during the period, but the sharp variation in returns across industry groups reflected the growing impact of the Asian financial crisis on corporate profits. The Wilshire 5000 Index, consisting of all publicly traded U.S. companies, gained 14.68 percent during the first six months of 1998. Once again, most of the strength was concentrated in large-capitalization companies, as the S&P 500 Index of large stocks returned 17.67 percent during the period compared to 4.93 percent for the Russell 2000 Index of small-cap issues. Even large stocks, however, fell back significantly beginning in April as the Asian crisis intensified.

     Companies with heavy exposure to domestic consumers benefited from a strong American economy, especially during the latter stages of the reporting period. Consumer cyclical stocks

                                       1                   Continued on page two
returned 28.94 percent during the first six months of 1998, compared to 6.35 percent for basic materials and 3.01 percent for energy issues. Eight of the ten top-performing industry groups during the second quarter were from consumer-related sectors. Meanwhile, the steep decline in energy and agricultural prices--a consequence of reduced demand from Asia--undermined the performance of commodity-related stocks. During the three months through June, five of the ten worst-performing industry sectors were from either energy, metals, or commodity-based industries.

Outlook

     We believe economic growth in the United States is likely to slow in coming months as the impact of the Asian crisis becomes more apparent. As growth decelerates, corporate profits will come under pressure, especially among larger companies. Given the difficult year-over-year earnings comparisons that will begin to appear in coming quarters, we caution investors not to expect a continuation of the large gains that have become almost routine for U.S. stocks in recent years. The high valuations and decelerating profit growth could limit returns in the equity market over the near term.

     Still, the overall environment for equities remains positive. Inflation is low, the economy continues to grow, the bond market is healthy, and monetary policy is stable. These characteristics usually support relatively high valuations in the stock market. We remain confident that the domestic equity asset class will continue to provide solid growth for investors with a long-term time horizon.

     Additional details about your fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to serve you and your family through our diverse menu of quality investments.

Sincerely,

/s/ Don G. Powell                         /s/ Dennis J. McDonnell
Don G. Powell                             Dennis J. McDonnell
Chairman                                  President
Van Kampen Asset Management Inc.          Van Kampen Asset Management Inc.

             Performance Results for the Period Ended June 30, 1998

                            Van Kampen Comstock Fund


                                                  A Shares   B Shares   C Shares
Total Returns

Six-month total return based on NAV/1/..........    11.30%     10.85%     10.78%

Six-month total return/2/.......................     4.89%      5.85%      9.78%

One-year total return/2/........................    21.51%     22.94%     26.95%

Five-year average annual total return/2/........    18.07%     18.38%        N/A

Ten-year average annual total return/2/.........    15.55%        N/A        N/A

Life-of-Fund average annual total return/2/.....    12.84%     17.89%     19.06%

Commencement date...............................  10/07/68   10/19/92   10/26/93


N/A = Not Applicable

/1/ Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (5% for B shares and 1% for C shares).

/2/ Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. This performance was achieved during generally rising stock prices. Fund shares, when redeemed, may be worth more or less than their original cost.

The types of securities in which the Fund invests may be subject to special risks including currency exchange, rate fluctuations, and political and economic instability.

Market forecasts provided in this report may not necessarily come to pass.

                               Glossary of Terms

Blue-chip stocks:
     Stocks of large, well-known companies that have a long record of growth. Examples of blue-chip stocks include General Motors, International Business Machines (IBM), Coca-Cola, and General Electric.

Bottom-up investing:
     A management style that emphasizes the analysis of individual stocks, rather than economic and market cycles.

Dow Jones Industrial Average:
     The oldest and most widely recognized stock market average, which reflects the performance of 30 actively traded stocks of well-established, blue-chip companies.

Market capitalization:
     The size of a company, as measured by the value of its stock. Morningstar, an independent mutual fund rating service, defines "small-cap" as less than $1 billion, "mid-cap" as between $1 billion and $5 billion, and "large-cap" as more than $5 billion.

Net asset value (NAV):
     The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

Standard & Poor's 500-Stock Index:
     A broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks. The index, which tracks industrial, transportation, financial, and utility stocks, provides a guide to the overall health of the U.S. stock market. The S&P 500 is a much broader index than the Dow Jones Industrial Average and reflects the stock market more accurately.

Valuation:
     The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

Value investing:
     A strategy that seeks to identify stocks that are sound investments but are temporarily out of favor in the marketplace. As a result, the stocks trade at prices below the value that value investors believe they are actually worth.

                          Portfolio Management Review

                            Van Kampen Comstock Fund

We recently spoke to the management team of the Van Kampen Comstock Fund about the key events and economic forces that shaped the markets during the past six months. The team is led by B. Robert Baker, portfolio manager, and Dennis J. McDonnell, president of the adviser. The following excerpts reflect their views on the Fund's performance during the six-month period ended June 30, 1998.

Q Can you describe the stock market environment for the Fund during the past six months?

A The stock market was influenced by two opposing factors. On the home front, steady economic growth and low inflation provided a very favorable climate for stocks. However, the aftermath of the currency collapse in Southeast Asia threatened to slow the economies of countries around the world. Fortunately for equity investors, positive economic conditions in the United States had a greater influence on the stock market than overseas turmoil did. The Dow Jones Industrial Average set record highs throughout the reporting period and has fluctuated around the 9000 mark since April.

     Investors continued to favor large, well-established companies during the reporting period because of their uncertainty about how the Asian situation would affect the U.S. markets. As a result, large-capitalization companies generally made greater gains than small-cap firms did.

Q Given this environment, what was your strategy in seeking to meet the Fund's objective?

A We consistently seek to identify undervalued stocks that we believe have the potential for future price appreciation. To do this, we look for companies that are temporarily out of favor in the marketplace, because their stock prices are usually lower than what we think these companies are actually worth. Then, we look for factors that might move the stock from being undervalued to being fairly valued. This catalyst could come from within the company in the form of new management, operational enhancements, restructuring, or reorganization. It could also be an external factor, such as an improvement in industry conditions or a regulatory change. When we find a company that is undervalued and has an identifiable catalyst, we consider adding that company to the portfolio.

     We use a "bottom-up" stock selection process, evaluating securities one by one and making purchases wherever we find a good opportunity. In other words, we don't specify what percentage of the Fund's assets should be in any given industry. We prefer to select the stocks that best meet our criteria. The Fund's sector weightings reflect where we find the most favorable opportunities on a stock-by-stock basis.

Q    What changes did you make to the portfolio?

A The most notable sector changes occurred in the consumer nondurables and the utilities sectors. The Fund's weighting in consumer nondurables increased during the period, primarily because we added to our holdings in Philip Morris, RJR Nabisco, and Kimberly Clark. Also, we decreased the Fund's allocation to electric utility stocks, which lagged the market this year, and took some of the profits we earned when this sector outperformed at the end of 1997. We believe that electric utility stocks are still inexpensive and have not achieved their fair value, so we maintained a substantial holding in this area.

Q    Which stocks contributed to the Fund's performance during the period?

A One of our biggest winners for the period was Tommy Hilfiger, an upscale casual clothing manufacturer. The company intentionally built up a large inventory toward the end of 1997, but the market perceived this situation negatively and the stock became very cheap. Then, the company enjoyed a tremendous holiday season, cleared out its inventory, and exceeded year-end sales estimates. The stock reacted with a huge rally in early 1998, soaring almost 70 percent this year. We recently sold some of our position to take advantage of these gains.

     Because we used a bottom-up selection process, Fund performance was driven by individual stock selection, and our best performers represented a broad range of industries. For example, Waste Management had been a longtime holding for the Fund, and a recent announcement that the company would be merging with U.S.A. Waste contributed to a price increase of 26 percent for the reporting period. Other standouts included American Bankers Insurance, Mylan Labs, and American Home Products, all of which appreciated at least 30 percent during the past six months. Of course, not all stocks in the portfolio performed as favorably, and there is no guarantee that any of these stocks will perform as well in the future. For additional Fund portfolio highlights, please refer to page eight.

Q    What factors worked against the Fund?

A Our large holdings in Philip Morris and RJR Nabisco impeded Fund performance. These stocks weakened this spring amid uncertainty surrounding the outcome of a number of legal and legislative issues. We added to the stocks when they became extremely cheap, reaching historically low valuations, and we believe there are several factors that could drive the stocks upward. The most significant and likely catalyst would be a more favorable resolution to the tobacco legislation than the proposals recently debated in Washington. Although the outcome is unknown, we think the stocks adequately reflect the associated risks.

     The Fund's gold stocks were a mixed bag during the reporting period. As we mentioned in the last report, gold prices were at a historic low at the end of 1997. We used that opportunity to invest, believing that nearly any change in the market environment would send gold prices higher. Gold has been very volatile this year, helping the Fund during the first quarter of 1998 but hindering it during the second quarter. As of June 30, gold prices were quite low again, so we held on to our position.

Q    How did the Fund perform during the past six months?

A The Fund achieved a six-month total return of 11.30 percent/1/ (Class A shares at net asset value) as of June 30, 1998. By comparison, the Standard
& Poor's 500-Stock Index returned 17.67 percent, and the Lipper Growth and Income Fund Index, which more closely resembles the Fund, returned 11.53 percent. The S&P 500-Stock Index is a broad-based, unmanaged index that reflects the general performance of the stock market, and the Lipper Growth and Income Fund Index reflects the average performance of the 30 largest growth and income funds.

     These indices are statistical composites that do not include any commissions or sales charges that would be paid by an investor purchasing the securities or investments represented by these indices. Please refer to the chart on page three for additional Fund performance results.

Q    What is your outlook for the Fund for the next six months?

A At the time of your last report, the effects of the Asian economic crisis on the U.S. stock market were unclear but ominous. Today, its effects are still uncertain, but the domestic outlook is more positive: the crisis has had a severe impact on a few segments of the U.S. market but otherwise has been fairly contained. The stock market reached new highs during the reporting period, and we expect that controlled growth and low inflation will continue to support stock prices during the remainder of the year.

     In managing the Fund, we continue to look for undervalued large-cap stocks with limited exposure to Asia. The stock market is still highly valued, with many stocks at record prices. Inflated stock prices translate into high risk for investors, because expensive securities generally have farther to fall in a market downturn than undervalued stocks. We believe that value-oriented products like the Comstock Fund may be well suited for this environment.

/s/ B. Robert Baker                  /s/ Dennis J. Mcdonnell
B. Robert Baker                      Dennis J. McDonnell
Portfolio Manager                    President
                                     Van Kampen Asset Management Inc.

                                       7      Please see footnotes on page three

                             PORTFOLIO HIGHLIGHTS

                           VAN KAMPEN COMSTOCK FUND

PORTFOLIO HOLDINGS AS A PERCENTAGE OF LONG-TERM INVESTMENTS


                                         Top Ten               Percentage of
                                         Holdings            These Investments
                                   as of June 30, 1998         Six Months Ago
U.S. Treasury Notes..............         3.7% ............        4.9%
Philip Morris Cos., Inc..........         3.6% ............        1.5%
Houston Industries, Inc..........         3.1% ............        2.9%
Texas Utilities Co...............         3.0% ............        3.0%
RJR Nabisco Holdings Corp........         2.7% ............        1.6%
Waste Management, Inc............         2.5% ............        2.8%
Dial Corp........................         2.5% ............        2.7%
Tommy Hilfiger Corp..............         2.1% ............        1.7%
American Home Products Corp......         2.1% ............        1.7%
Tenet Healthcare Corp............         2.0% ............         N/A

N/A = Not Applicable


TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

As of June 30, 1998                   As of December 31, 1997
Utilities.....................26%     Utilities.............................27%
Consumer Non-Durables.........13%     Finance...............................13%
Finance.......................12%     Raw Materials/Processing Industries...10%
Health Care...................11%     Consumer Non-Durables................. 9%
Raw Materials/Processing              Technology............................ 8%
  Industries.................. 9%

                           PORTFOLIO OF INVESTMENTS
                           June 30, 1998 (Unaudited)
================================================================================

Description                                              Shares     Market Value
-----------                                            ---------    ------------
Common Stocks 93.0%
Consumer Distribution 3.3%
CompUSA, Inc. (a) .................................      976,000    $ 17,629,000
Federated Department Stores, Inc. (a) .............      329,000      17,704,313
Proffitt's, Inc. (a) ..............................      301,200      12,160,950
Sears Roebuck & Co. ...............................      216,400      13,213,925
                                                                    ------------
                                                                      60,708,188
                                                                    ------------
Consumer Non-Durables 12.5%
Dial Corp. ........................................    1,689,000      43,808,437
First Brands Corp. ................................      282,800       7,246,750
Kimberly Clark Corp. ..............................      646,000      29,635,250
Philip Morris Cos., Inc. ..........................    1,636,600      64,441,125
RJR Nabisco Holdings Corp. ........................    2,030,400      48,222,000
Tommy Hilfiger Corp. (a) ..........................      613,500      38,343,750
                                                                    ------------
                                                                     231,697,312
                                                                    ------------
Consumer Services 0.9%
Hilton Hotels Corp. ...............................      402,000      11,457,000
News Corp. Ltd. - ADR (Australia) .................      166,800       4,712,100
                                                                    ------------
                                                                      16,169,100
                                                                    ------------
Energy 5.6%
Amoco Corp. .......................................      359,000      14,943,375
Atlantic Richfield Co. ............................      100,800       7,875,000
British Petroleum Co. PLC - ADR (United Kingdom) ..       98,000       8,648,500
Chevron Corp. .....................................      200,000      16,612,500
ENI - ADR (Italy) .................................      220,000      14,300,000
Rowan Cos., Inc. (a) ..............................      227,300       4,418,144
Texaco, Inc. ......................................      140,000       8,356,250
Total SA - ADR (France) ...........................      144,821       9,467,673
USX - Marathon Group ..............................      154,000       5,284,125
YPF Sociedad Anonima, Class D - ADR (Argentina) ...      468,000      14,069,250
                                                                    ------------
                                                                     103,974,817
                                                                    ------------
Finance 11.6%
AMBAC Financial Group, Inc. .......................      457,900      26,787,150

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
================================================================================


Description                                                Shares   Market Value
-----------                                               -------  -------------
Finance (Continued)
American Bankers Insurance Group, Inc.................    412,000  $ 24,771,500
BankAmerica Corp......................................    117,000    10,113,187
Banc One Corp.........................................     87,600     4,889,175
Bear Stearns Cos., Inc................................    193,000    10,976,875
Chase Manhattan Corp..................................    284,000    21,442,000
CMAC Investment Corp..................................    367,800    22,619,700
Conseco, Inc..........................................    297,000    13,884,750
Everest Reinsurance Holdings, Inc.....................    185,000     7,110,938
First Union Corp......................................    147,000     8,562,750
LandAmerica Financial Group, Inc......................    202,700    11,604,575
Liberty Financial Cos., Inc...........................    134,300     4,633,350
MBIA, Inc.............................................    120,000     8,985,000
Nationwide Financial Services, Inc., Class A..........     70,900     3,615,900
Norwest Corp..........................................    309,000    11,548,875
United Asset Management Corp..........................    285,800     7,448,663
Washington Mutual, Inc................................    381,000    16,549,687
                                                                    -----------
                                                                    215,544,075
                                                                    -----------
Healthcare 10.9%
Aetna, Inc............................................     79,100     6,021,488
American Home Products Corp...........................    732,000    37,881,000
Bausch & Lomb, Inc....................................    436,000    21,854,500
Mylan Laboratories, Inc...............................    888,000    26,695,500
PacifiCare Health Systems, Class B (a)................    311,500    27,528,812
Pharmacia & Upjohn, Inc...............................    313,000    14,437,125
Rhodia, SA - ADR (France) (a).........................    105,000     2,861,250
Rhone-Poulenc, SA, Class A - ADR (France).............    515,000    28,936,562
Tenet Healthcare Corp. (a)............................  1,162,000    36,312,500
                                                                    -----------
                                                                    202,528,737
                                                                    -----------
Producer Manufacturing 8.2%
Alstom SA - ADR (France) (a)..........................    646,800    21,061,425
American Power Conversion Corp. (a)...................    763,000    22,890,000
Bouygues Offshore SA - ADR (France)...................    349,000     7,372,625
Cognex Corp. (a)......................................    733,000    13,560,500

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
================================================================================

Description                                                  Shares       Market Value
--------------------------------------------------------------------------------------
Producer Manufacturing (Continued)
LucasVarity PLC - ADR (United Kingdom)...................    232,000      $  9,236,500
Navistar International Corp. (a).........................    328,500         9,485,437
The St. Joe Co...........................................    370,800        10,150,650
US Filter Corp. (a)......................................    423,900        11,895,694
Waste Management, Inc....................................  1,298,000        45,430,000
                                                                          ------------
                                                                           151,082,831
                                                                          ------------
Raw Materials/Processing Industries 8.7%
Barrick Gold Corp........................................    866,000        16,616,375
Bethlehem Steel Corp. (a)................................    408,000         5,074,500
Boise Cascade Corp.......................................    368,000        12,052,000
British Steel PLC - ADR (United Kingdom).................  1,120,000        25,480,000
Champion International Corp..............................     73,000         3,590,688
Freeport-McMoran Copper & Gold, Inc., Class B............    600,000         9,112,500
Homestake Mining Co......................................  2,244,000        23,281,500
Imperial Chemical Industries PLC - ADR (United Kingdom)..    120,000         7,740,000
Louisiana-Pacific Corp...................................  1,003,000        18,304,750
Newmont Mining Corp......................................    795,000        18,781,875
Placer Dome, Inc.........................................  1,225,000        14,393,750
Stone Container Corp. (a)................................    359,000         5,609,375
                                                                          ------------
                                                                           160,037,313
                                                                          ------------
Technology 5.7%
Amkor Technology, Inc. (a)...............................    591,500         5,526,828
Avnet, Inc...............................................    139,000         7,601,563
Cypress Semiconductor Corp. (a)..........................     54,000           448,875
Electronics for Imaging, Inc. (a)........................    441,000         9,316,125
Etec Systems, Inc. (a)...................................    197,900         6,963,606
Micron Technology, Inc. (a)..............................    531,000        13,175,437
Nokia Corp. - ADR (Finland)..............................    127,000         9,215,438
Quantum Corp. (a)........................................    891,000        18,488,250
SunGard Data Systems, Inc. (a)...........................    726,800        27,890,950
VLSI Technology, Inc. (a)................................    448,100         7,519,678
                                                                          ------------
                                                                           106,146,750
                                                                          ------------

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
=======================================================================

Description                                   Shares       Market Value
-----------                                ---------     --------------
Transportation 0.8%
Canadian National Railway Co.............    283,000     $   15,034,375
                                                         --------------
Utilities 24.8%
Ameritech Corp...........................    534,000         23,963,250
Baltimore Gas & Electric Co..............    100,000          3,106,250
BEC Energy...............................    420,000         17,430,000
Bell Atlantic Corp.......................    488,000         22,265,000
Bellsouth Corp...........................    154,000         10,337,250
CMS Energy Corp..........................    173,000          7,612,000
DTE Energy Co............................    340,000         13,727,500
Edison International.....................    120,000          3,547,500
Endesa SA - ADR (Spain)..................    545,000         11,785,625
FPL Group, Inc...........................     80,000          5,040,000
GPU, Inc.................................    530,000         20,040,625
Houston Industries, Inc..................  1,803,300         55,676,887
Idaho Power Co...........................    719,000         24,895,375
Illinova Corp............................    416,000         12,480,000
New Century Energies, Inc................    134,500          6,111,344
Niagara Mohawk Power Corp. (a)...........    169,800          2,536,388
NIPSCO Industries, Inc...................    155,000          4,340,000
Northeast Utilities (a)..................    473,500          8,019,906
Northern States Power Co.................    404,000         11,564,500
OGE Energy Corp..........................    770,000         20,790,000
PacifiCorp...............................  1,266,000         28,643,250
Pinnacle West Capital Corp...............    555,000         24,975,000
Public Service Co. of New Mexico.........    740,000         16,788,750
SBC Communications, Inc..................    411,000         16,440,000
Sierra Pacific Resources.................     50,000          1,815,625
Texas Utilities Co.......................  1,281,000         53,321,625
US West, Inc.............................    672,000         31,584,000
                                                         --------------
                                                            458,837,650
                                                         --------------
Total Common Stocks 93.0%................                 1,721,761,148
                                                         --------------

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

Description                                                                          Market Value
-----------                                                                         --------------
U.S. Treasury Securities 3.6%
     U.S. Treasury Notes ($30,000,000 par, 5.625% coupon, 11/30/99 maturity)......  $   30,054,000
     U.S. Treasury Notes ($36,000,000 par, 5.50% coupon, 02/29/00 maturity).......      36,001,800
                                                                                    --------------
Total U.S. Treasury Securities....................................................      66,055,800
                                                                                    --------------
Total Long-Term Investments 96.6%
     (Cost $1,481,035,243)........................................................   1,787,816,948

Short-Term Investments 3.4%
     (Cost $62,790,286)...........................................................      62,790,286
                                                                                    --------------
Total Investments 100.0%
     (Cost $1,543,825,529)........................................................   1,850,607,234
Liabilities in Excess of Other Assets 0.0%........................................        (314,213)
                                                                                    --------------
Net Assets 100.0%.................................................................  $1,850,293,021
                                                                                    ==============

(a) Non-income producing security as this stock currently does not declare dividends.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES
                           June 30, 1998 (Unaudited)
================================================================================

ASSETS:
Total Investments (Cost $1,543,825,529)..............................    $1,850,607,234
Cash.................................................................             6,780
Receivables:
  Dividends..........................................................         5,825,984
  Fund Shares Sold...................................................         3,279,447
  Interest...........................................................           804,724
  Investments Sold...................................................           461,145
Other................................................................            73,783
                                                                         --------------
    Total Assets.....................................................     1,861,059,097
                                                                         --------------
LIABILITIES:
Payables:
  Investments Purchased..............................................         7,734,941
  Distributor and Affiliates.........................................         1,222,734
  Investment Advisory Fee............................................           716,228
  Income Distributions...............................................           307,980
Accrued Expenses.....................................................           582,080
Trustees' Deferred Compensation and Retirement Plans.................           202,113
                                                                         --------------
    Total Liabilities................................................        10,766,076
                                                                         --------------
NET ASSETS...........................................................    $1,850,293,021
                                                                         ==============
NET ASSETS CONSIST OF:
Capital..............................................................    $1,420,407,468
Net Unrealized Appreciation..........................................       306,781,705
Accumulated Net Realized Gain........................................       117,064,748
Accumulated Undistributed Net Investment Income......................         6,039,100
                                                                         --------------
NET ASSETS...........................................................    $1,850,293,021
                                                                         ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share
    (Based on net assets of $1,662,792,995 and 96,787,756 shares of
    beneficial interest issued and outstanding)......................    $        17.18
    Maximum sales charge (5.75%* of offering price)..................              1.05
                                                                         --------------
    Maximum offering price to public.................................    $        18.23
                                                                         ==============
  Class B Shares:
    Net asset value and offering price per share
    (Based on net assets of $161,093,046 and 9,377,723 shares of
    beneficial interest issued and outstanding)......................    $        17.18
                                                                         ==============
  Class C Shares:
    Net asset value and offering price per share
    (Based on net assets of $26,406,980 and 1,537,580 shares of
    beneficial interest issued and outstanding)......................    $        17.17
                                                                         ==============

*On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS
              For the Six Months Ended June 30, 1998 (Unaudited)
================================================================================


INVESTMENT INCOME:
Dividends..................................................................   $ 19,297,059
Interest...................................................................      3,716,790
                                                                              ------------
     Total Income..........................................................     23,013,849
                                                                              ------------
EXPENSES:
Investment Advisory Fee....................................................      4,237,201
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C of
  $1,793,796, $711,394 and $74,358, respectively)..........................      2,579,548
Shareholder Services.......................................................      1,327,700
Custody....................................................................         48,197
Legal......................................................................         22,625
Trustees' Fees and Expenses................................................         20,934
Other......................................................................        441,699
                                                                              ------------
     Total Expenses........................................................      8,677,904
                                                                              ------------
NET INVESTMENT INCOME......................................................   $ 14,335,945
                                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments..............................................................   $119,425,839
  Futures..................................................................        509,724
                                                                              ------------
Net Realized Gain..........................................................    119,935,563
                                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period..................................................    255,707,460
  End of the Period:
    Investments............................................................    306,781,705
                                                                              ------------
Net Unrealized Appreciation During the Period..............................     51,074,245
                                                                              ------------
NET REALIZED AND UNREALIZED GAIN...........................................   $171,009,808
                                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS.................................   $185,345,753
                                                                              ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Six Months Ended June 30, 1998 and
                  the Year Ended December 31, 1997 (Unaudited)

=========================================================================================================
                                                                    Six Months Ended       Year Ended
                                                                     June 30, 1998      December 31, 1997
                                                                    ----------------    -----------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................................    $   14,335,945      $   24,433,536
Net Realized Gain................................................       119,935,563         267,175,662
Net Unrealized Appreciation During the Period....................        51,074,245          97,119,326

Change in Net Assets from Operations.............................       185,345,753         388,728,524

Distributions from Net Investment Income:
  Class A Shares.................................................       (11,801,598)        (20,935,347)
  Class B Shares.................................................          (560,865)           (802,099)
  Class C Shares.................................................           (71,787)            (68,046)
                                                                     --------------      --------------
                                                                        (12,434,250)        (21,805,492)
                                                                     --------------      --------------
Distributions from Net Realized Gain:
 Class A Shares..................................................       (67,711,390)       (214,376,498)
 Class B Shares..................................................        (5,873,986)        (16,706,248)
 Class C Shares..................................................          (561,592)         (1,451,558)
                                                                     --------------      --------------
                                                                        (74,146,968)       (232,534,304)
                                                                     --------------      --------------
  Total Distributions............................................       (86,581,218)       (254,339,796)
                                                                     --------------      --------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES..............        98,764,535         134,388,728
                                                                     --------------      --------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................................       685,910,395         817,288,119
Net Asset Value of Shares Issued Through Dividend Reinvestment...        79,707,250         234,713,290
Cost of Shares Repurchased.......................................      (666,835,808)       (855,710,525)
                                                                     --------------      --------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS...............        98,781,837         196,290,884
                                                                     --------------      --------------
TOTAL INCREASE IN NET ASSETS.....................................       197,546,372         330,679,612

NET ASSETS:
Beginning of the Period..........................................     1,652,746,649       1,322,067,037
                                                                     --------------      --------------
End of the Period (Including accumulated undistributed net
  investment income of $6,039,100 and $4,137,405, Respectively)..    $1,850,293,021      $1,652,746,649
                                                                     --------------      --------------


                                               See Notes to Financial Statements

                             FINANCIAL HIGHLIGHTS
The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)

==========================================================================================================================
                                                                                         Year Ended December 31
                                                          Six Months Ended    --------------------------------------------
Class A Shares                                               June 30, 1998         1997       1996       1995         1994
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.....................     $ 16.204    $ 14.785    $  14.54   $  12.40      $ 16.38
                                                                  --------    --------    --------   --------      -------
  Net Investment Income......................................         .142        .275        .264        .26          .31
  Net Realized and Unrealized Gain/Loss......................        1.686       3.966       2.828     4.1125         (.92)
                                                                  --------    --------    --------   --------      -------
Total from Investment Operations.............................        1.828       4.241       3.092     4.3725         (.61)
                                                                  --------    --------    --------   --------      -------
Less:
  Distributions from and in Excess of Net Investment Income..         .125        .250        .255        .27        .3225
  Distributions from Net Realized Gain.......................         .727       2.572       2.592     1.9625       3.0475
                                                                  --------    --------    --------   --------      -------
Total Distributions..........................................         .852       2.822       2.847     2.2325         3.37
                                                                  --------    --------    --------   --------      -------
Net Asset Value, End of the Period...........................     $ 17.180    $ 16.204    $ 14.785   $  14.54      $ 12.40
                                                                  ========    ========    ========   ========      =======
Total Return (a).............................................        11.30%*     29.92%      22.34%     36.16%       (3.67%)
Net Assets at End of the Period (In millions)................     $1,662.8    $1,518.7    $1,240.9   $1,071.4      $ 871.6
Ratio of Expenses to Average Net Assets (b)..................          .91%        .94%       1.00%       .96%        1.01%
Ratio of Net Investment Income to
  Average Net Assets (b).....................................         1.68%       1.71%       1.71%      1.82%        1.93%
Portfolio Turnover...........................................           43%*       114%        176%       151%         136%

*Non-Annualized

(a) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the year ended December 31,1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.



                                               See Notes to Financial Statements

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)

========================================================================================================
                                                                          Year Ended December 31
                                              Six Months Ended     -------------------------------------
Class B Shares                                   June 30, 1998     1997      1996      1995         1994
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period...............   $ 16.209     $14.802   $ 14.56   $ 12.42   $ 16.40
                                                      --------     -------   -------   -------   -------
  Net Investment Income............................       .073        .145      .144       .14       .16

  Net Realized and Unrealized Gain/Loss............      1.688       3.964     2.825    4.1125     (.905)
                                                      --------     -------   -------   -------   -------
Total from Investment Operations...................      1.761       4.109     2.969    4.2525     (.745)
                                                      --------     -------   -------   -------   -------

Less:

  Distributions from and in Excess of Net
    Investment Income..............................       .065        .130      .135       .15     .1875

  Distributions from Net Realized Gain.............       .727       2.572     2.592    1.9625    3.0475
                                                      --------     -------   -------   -------   -------
Total Distributions................................       .792       2.702     2.727    2.1125     3.235
                                                      --------     -------   -------   -------   -------
Net Asset Value, End of the Period.................   $ 17.178     $16.209   $14.802   $ 14.56   $ 12.42
                                                      ========     =======   =======   =======   =======
Total Return (a)...................................      10.85%*     28.88%    21.39%    34.99%    (4.41%)

Net Assets at End of the Period (In millions)......   $  161.1     $ 123.1   $  75.4   $  45.2   $  22.0

Ratio of Expenses to Average Net Assets (b)........       1.69%       1.74%     1.80%     1.79%     1.84%

Ratio of Net Investment Income to
  Average Net Assets (b)...........................        .92%        .92%      .91%      .96%     1.12%

Portfolio Turnover.................................         43%*       114%      176%      151%      136%


*Non-Annualized.

(a) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the year ended December 31,1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.


                                               See Notes to Financial Statements

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)


==========================================================================================================
                                                                         Year Ended December 31
                                          Six Months Ended     -------------------------------------------
Class C Shares                               June 30, 1998     1997         1996        1995      1994 (a)
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period........   $16.210     $14.805      $ 14.56     $ 12.41    $ 16.39
                                                   -------     -------      -------     -------    -------
  Net Investment Income.........................      .067        .144         .151         .15        .18

  Net Realized and Unrealized Gain/Loss.........     1.689       3.963        2.821      4.1125      (.925)
                                                   -------     -------      -------     -------    -------
  Total from Investment Operations..............     1.756       4.107        2.972      4.2625      (.745)
                                                   -------     -------      -------     -------    -------

Less:

  Distributions from and in Excess of Net
    Investment Income...........................      .065        .130         .135         .15      .1875

  Distributions from Net Realized Gain..........      .727       2.572        2.592      1.9625     3.0475
                                                   -------     -------      -------     -------    -------
Total Distributions.............................      .792       2.702        2.727      2.1125      3.235
                                                   -------     -------      -------     -------    -------
Net Asset Value, End of the Period..............   $17.174     $16.210      $14.805     $ 14.56    $ 12.41
                                                   =======     =======      =======     =======    =======
Total Return (b)................................     10.78%*     28.89%       21.38%      35.11%     (4.43%)

Net Assets at End of the Period (In millions)...   $  26.4     $  10.9      $   5.8     $   4.1    $   2.3

Ratio of Expenses to Average Net Assets (c).....      1.69%       1.74%        1.80%       1.79%      1.85%

Ratio of Net Investment Income to Average
  Net Assets (c)................................      1.04%        .92%         .92%        .97%      1.15%

Portfolio Turnover..............................        43%*       114%         176%        151%       136%


*Non-Annualized.

(a)  Based on average month-end shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) For the year ended December 31,1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.



                                               See Notes to Financial Statements

                         Notes to Financial Statements
                           June 30, 1998 (Unaudited)

================================================================================


1. Significant Accounting Policies

Van Kampen Comstock Fund, formerly known as Van Kampen American Capital Comstock Fund, (the "Fund") is organized as a Delaware business trust and is registered as a diversified open-end investment management company under the Investment Company Act of 1940, as amended. The Fund's investment objective is capital growth and income through investments in common and preferred stock, and debt securities convertible into common and preferred stock. The Fund commenced investment operations on October 7, 1968. The distribution of the Fund's Class B and Class C shares commenced on October 19, 1992 and October 26, 1993, respectively.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation--Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Fixed income investments are stated at value using market quotations. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the last reported bid and asked price. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. Security Transactions--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At June 30, 1998, there were no when issued or delayed delivery purchase commitments.

     The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management, Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collater-

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

alized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Income and Expense--Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Original issue discount is amortized over the life of each applicable security. Premiums on debt securities are not amortized. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. Federal Income Taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

  Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses for tax purposes resulting from wash sales.

  At June 30, 1998, for federal income tax purposes, cost of long- and short-term investments is $1,546,211,241, the aggregate gross unrealized appreciation is $352,988,925 and the aggregate gross unrealized depreciation is $48,592,932, resulting in net unrealized appreciation of $304,395,993.

E. Distribution of Income and Gains--The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included in ordinary income for tax purposes.

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide facilities and investment advice to the Fund for an annual fee payable monthly as follows:

Average Net Assets                     % Per Annum
--------------------------------------------------
First $1 billion.......................  .50 of 1%
Next $1 billion........................  .45 of 1%
Next $1 billion........................  .40 of 1%
Over $3 billion........................  .35 of 1%

  For the six months ended June 30, 1998, the Fund recognized expenses of approximately $22,600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

  For the six months ended June 30, 1998, the Fund recognized expenses of approximately $210,100 representing Van Kampen Funds Inc. or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund.

  Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended June 30, 1998, the Fund recognized expenses of approximately $1,049,200. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

  Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

  The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

  At June 30, 1998, capital aggregated $1,247,747,859, $147,319,200 and
$25,340,409 for Classes A, B and C, respectively. For the six months ended June 30, 1998, transactions were as follows:

                                    Shares           Value
----------------------------------------------------------
Sales:
  Class A....................   36,289,196   $ 624,170,144
  Class B....................    2,486,188      42,738,830
  Class C....................    1,109,514      19,001,421
                               -----------   -------------
Total Sales..................   39,884,898   $ 685,910,395
                               ===========   =============
Dividend Reinvestment:
  Class A....................    4,237,212   $  73,174,408
  Class B....................      345,115       5,967,496
  Class C....................       32,720         565,346
                               -----------   -------------
Total Dividend Reinvestment..    4,615,047   $  79,707,250
                               ===========   =============
Repurchases:
  Class A....................  (37,461,102)  $(643,988,732)
  Class B....................   (1,053,147)    (18,091,559)
  Class C....................     (277,629)     (4,755,517)
                               -----------   -------------
Total Repurchases............  (38,791,878)  $(666,835,808)
                               ===========   =============

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  At December 31, 1997, capital aggregated $1,194,392,039, $116,704,433 and
$10,529,159 for Classes A, B, and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                                    Shares           Value
----------------------------------------------------------
Sales:
  Class A....................   45,998,404   $ 744,890,923
  Class B....................    3,397,175      54,818,021
  Class C....................    1,047,262      17,579,175
                               -----------   -------------
Total Sales..................   50,442,841   $ 817,288,119
                               ===========   =============
Dividend Reinvestment:
  Class A....................   13,786,947   $ 217,128,859
  Class B....................    1,028,368      16,221,126
  Class C....................       86,370       1,363,305
                               -----------   -------------
Total Dividend Reinvestment..   14,901,685   $ 234,713,290
                               ===========   =============
Repurchases:
  Class A....................  (49,991,503)  $(810,383,665)
  Class B....................   (1,916,981)    (30,944,192)
  Class C....................     (852,871)    (14,382,668)
                               -----------   -------------
Total Repurchases............  (52,761,355)  $(855,710,525)
                               ===========   =============

  Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A Shares after the eighth year following purchase. The CDSC for Class B and C shares will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                   Contingent Deferred
                                      Sales Charge
                                   -------------------
Year of Redemption                 Class B     Class C
------------------------------------------------------
First............................   5.00%       1.00%
Second...........................   4.00%        None
Third............................   3.00%        None
Fourth...........................   2.50%        None
Fifth............................   1.50%        None
Sixth and Thereafter.............    None        None

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  For the six months ended June 30, 1998, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $197,500 and CDSC on redeemed shares of approximately $91,500. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $775,125,453 and $730,325,106, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

  The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In these instances the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

  During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded stock index futures. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or to manage the Fund's overall exposure to the equity markets. Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The potential risk of loss associated with a futures contract could be in excess of the variation margin reflected on the Statement of Assets and Liabilities.

  Transactions in futures contracts for the six months ended June 30, 1998, were as follows:

                                               Contracts
--------------------------------------------------------
Outstanding at December 31, 1997..............      -0-
Futures Opened................................      103
Futures Closed................................     (103)
                                                   ----
Outstanding at June 30, 1998..................      -0-
                                                   ====

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

  Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended June 30, 1998, are payments retained by Van Kampen of approximately $713,900.

                               VAN KAMPEN FUNDS

EQUITY FUNDS

Domestic
  Aggressive Equity
  Aggressive Growth
  American Value
  Comstock
  Emerging Growth
  Enterprise
  Equity Growth
  Equity Income
  Growth
  Growth and Income
  Harbor
  Pace
  Real Estate Securities
  U.S. Real Estate
  Utility
  Value

International/Global
  Asian Growth
  Emerging Markets
  Global Equity
  Global Equity Allocation
  Global Managed Assets
  International Magnum
  Latin American

FIXED-INCOME FUNDS

Income
  Corporate Bond
  Global Fixed Income
  Global Government Securities
  Government Securities
  High Income Corporate Bond
  High Yield
  High Yield & Total Return
  Limited Maturity Government
  Short-Term Global Income
  Strategic Income
  U.S. Government
  U.S. Government Trust for Income
  Worldwide High Income

Tax Exempt Income
  California Insured Tax Free
  Florida Insured Tax Free Income
  High Yield Municipal
  Insured Tax Free Income
  Intermediate Term Municipal Income
  Municipal Income
  New York Tax Free Income
  Pennsylvania Tax Free Income
  Tax Free High Income

Capital Preservation and
Senior Loan Funds
  Prime Rate Income Trust
  Reserve
  Senior Floating Rate
  Tax Free Money

To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

 . visit our web site at www.van-kampen.com -- to view prospectuses, select
  Investors' Place, then Download a Prospectus
 . call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time (Telecommunications Device for the Deaf users, call 1-800-421-2833) . e-mail us by visiting www.van-kampen.com and selecting Investors' Place

                           VAN KAMPEN COMSTOCK FUND

Board of Trustees

J. Miles Branagan
Richard M. DeMartini*
Linda Hutton Heagy
R. Craig Kennedy
Jack E. Nelson
Don G. Powell*
Phillip B. Rooney
Fernando Sisto
Wayne W. Whalen* - Chairman

Officers

Dennis J. McDonnell*
 President
Ronald A. Nyberg*
 Vice President and Secretary
Edward C. Wood, III*
 Vice President and Chief Financial Officer
Curtis W. Morell*
 Vice President and Chief Accounting Officer
John L. Sullivan*
 Treasurer
Tanya M. Loden*
 Controller
Peter W. Hegel*
Paul R. Wolkenberg*
 Vice Presidents

Investment Adviser

Van Kampen
Asset Management Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Distributor

Van Kampen Funds Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Shareholder Servicing Agent

Van Kampen Investor Services Inc.
P.O. Box 418256
Kansas City, Missouri 64141-9256

Custodian

State Street Bank
and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

Legal Counsel

Skadden, Arps, Slate,
Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

Independent Accountants

PricewaterhouseCoopers LLP
200 E. Randolph Drive
Chicago, Illinois 60601


* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C)  Van Kampen Funds Inc., 1998
     All rights reserved.

/SM/ denotes a service mark of Van Kampen Funds Inc.


This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After December 31, 1998, the report, if used with prospective investors, must be accompanied by a quarterly performance update, if applicable.

Van Kampen Funds Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181